OPPENHEIMER GLOBAL FUND
                   Supplement dated September 25, 1998 to the
                        Prospectus dated January 29, 1998


      The Prospectus is changed as follows:

      1. The Supplement dated May 15, 1998 is replaced by this Supplement.

      2. Footnote number 1 under the table entitled "Shareholder Transaction Expenses" on page 3 is modified to read as follows:

      (1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page 29) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

      3. The following paragraphs should be added as the sixth and seventh paragraphs on page 13 within the section captioned "Investment Objective and Policies" under "Foreign Securities":

              Risks of Conversion to Euro. On January 1, 1999,  eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below.
             Among other things, the conversion will affect:

                                                              continued

               o issuers  in which the Fund  invests,  because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.
               o vendors the Fund depends on to carry out its business,  such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.
               o exchange  contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

             The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio manager will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

4. The second sentence of the paragraph entitled "Class A Shares" in the section entitled "How to Buy Shares -- Classes of Shares" on page 24 is modified to read as follows:

      If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.


                                                                    continued
5. The first and second sentences of the third paragraph of the section entitled "Buying Class A Shares -- Class A Contingent Deferred Sales Charge" on page 29 are modified to read as follows:

      If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).

6. The second sentence of the fifth paragraph of the section entitled "Buying Class A Shares -- Class A Contingent Deferred Sales Charge" on page 30 is modified to read as follows:

      However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998).

7. The paragraph entitled "Special Arrangements With Dealers" on page 30 is hereby deleted.

8. The following sub-paragraphs of the section entitled "Waivers of Class A Sales Charges" on page 33 are deleted:

              if, at the time of purchase of shares (if  purchased  prior to May
             1, 1997) the dealer agreed in writing to accept the dealers portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase)

               if, at the time of  purchase of shares (if  purchased  during the period May 1, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealers portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase)


                                                                    continued
9.  The  following  paragraph  replaces  the  existing   sub-section   captioned
"OppenheimerFunds Internet Web Site" on page 39:

      OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record through a special section of that Web Site. To access that section of the Web Site you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.

10. The last sentence of the sub-section captioned "Loans of Portfolio Securities" on page 15 is revised to read as follows:

      The Fund presently does not intend that the value of the securities loaned in the current fiscal year will exceed 10% of the value of the Fund's total assets.





September 25, 1998                                          PS0330.021